UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 1, 2022

GALECTIN THERAPEUTICS INC.
 (Exact name of registrant as specified in its charter)

Nevada	001-31791	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 PEACHTREE INDUSTRIAL BOULEVARD, STE 240
NORCROSS, GA 30071
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (678) 620-3186

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001par value per share	GALT	The Nasdaq Stock Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting of Stockholders held on December 1, 2022, the stockholders of the Company elected each of the Company’s directors that had been nominated to serve until the next annual meeting or until their successors are elected and have been qualified.  The stockholders also:

(1) ratified the selection of Cherry Bekaert LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2021;

(2) authorized and approved, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of more than 20% of our issued and outstanding shares of common stock in connection with our line of credit provided by Richard E. Uihlein, our Chairman of the Board of Directors. The number of shares to be issued includes a maximum of 20,000,000 common shares in exchange for $60,000,000 for the principal of the line of credit, 1,700,000 of common shares for stock purchase warrants issued in connection with the line of credit, and common shares issuable in exchange for accrued interest on the line of credit;

(3) approved on a non-binding advisory resolution to approve executive compensation.

The final results of the voting on each matter of business at the 2022 Annual Meeting are as follows:

Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Gilbert F. Amelio, Ph.D.	16,657,514	1,492,785	18,758,920
James C. Czirr	17,108,078	1,042,221	18,758,920
Kary Eldred	17,277,004	873,295	18,758,920
Kevin D. Freeman	16,987,116	1,163,183	18,758,920
Joel Lewis	17,492,649	657,650	18,758,920
Gilbert S. Omenn, M.D., Ph.D.	17,274,427	875,872	18,758,920
Marc Rubin, M.D.	16,865,340	1,284,959	18,758,920
Elissa J. Schwartz, Ph.D.	17,541,115	609,184	18,758,920
Harold H. Shlevin, Ph.D.	17,361,708	788,591	18,758,920
Richard E. Uihlein, Chairman	17,611,340	538,959	18,758,920
Richard A. Zordani	17,396,959	753,340	18,758,920

Ratification of the selection of Cherry Bekaert LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2022

Votes For	Votes Against	Votes Abstain
36,267,085	370,624	271,510

Authorize and approve for purposes of complying with Nasdaq Listing Rule 5635, the issuance of more than 20% of our issued and outstanding shares of common stock in connection with our line of credit provided by Richard E. Uihlein, our Chairman of the Board of Directors. The number of shares to be issued includes a maximum of 20,000,000 common shares in exchange for $60,000,000 for the principal of the line of credit, 1,700,000 of common shares for stock purchase warrants issued in connection with the line of credit, and common shares issuable in exchange for accrued interest on the line of credit.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
16,845,581	1,146,064	158,654	18,758,920

To vote on a non-binding advisory resolution to approve executive compensation.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
16,271,959	1,450,200	428,140	18,758,920

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Galectin Therapeutics Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galectin Therapeutics Inc.

Date: December 6, 2022	By:	/s/ Jack W. Callicutt
Jack W. Callicutt
Chief Financial Officer